UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GOLDMAN SACHS GLOBAL INCOME FUND Your Vote Counts! 2020 Special Meeting Vote by January 22, 2020 Meeting Date: January 23, 2020 Vote Now! As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Control Number: 0123456789012345 Ways to Vote Go to ProxyVote.com Call 1-800-690-6903

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Important Materials : Proxy Statement To Internet. help protect your privacy, Microsoft Office prevented automatic download of this picture from the Check Why Should I Vote? Make your voice heard on critical structural changes such as board elections, investment advisory changes, reorganizations and fund expenses. Be a part of shaping tomorrow by voting today! (c) 1997-2019 Broadridge Financial Solutions Inc. To ProvyVote help protect your privacy, Microsoft Office prevented automatic download of this picture from the Internet. 51 Mercedes Way, Edgewood, NY 11717    ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. All other registered marks belong to their respective owners. Terms and Conditions | Privacy Statement This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

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Announcement:

The Goldman Sachs Trust (“GST”) and Goldman Sachs Variable Insurance Trust (“VIT”) will be holding a special meeting on January 23, 2020 (the “Special Meeting”), requesting shareholders to consider and vote on one or more fund proposals (the “Proposals”), as outlined below. Shareholders and variable contract owners are not required to attend the Special Meeting and it is expected that most shareholders and variable contract owners will vote their shares by proxy.

How will this impact clients?

Between the record date and Special Meeting date, shareholders may receive various communications from Goldman Sachs and/or their financial intermediary to solicit their vote on the Proposals.

Timeline:

Date	Action
10/14/2019	Intermediaries notified of upcoming Special Meeting and proxy mailing by Broadridge Financial Solutions, the proxy solicitor & tabulator

11/4/2019	Proxy record date (Date determining shareholders eligible to vote)

11/5/2019	File the definitive Joint Proxy Statement with the SEC

11/14/2019-12/13/2019	Proxy mailing dates

1/23/2020	Special Meeting date

The Proposals:

See below for a breakdown of the Proposals, including the funds impacted by each.

Proposal 1:	To elect four Trustees of the Trusts.
• To be voted upon by all Shareholders of each series of the Trusts, i.e., all GST Funds and all VIT Funds.

FOR INTERNAL USE ONLY.

NOT FOR USE AND/OR DISTRIBUTION TO THE GENERAL PUBLIC.

Important Notice	November 14, 2019

Proposal 2:	To approve a change to the Goldman Sachs Large Cap Growth Insights Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

• To be voted upon only by Shareholders of Goldman Sachs Large Cap Growth Insights Fund.

Proposal 3:	To transact such other business as may properly come before the Meeting or any postponement or adjournment.

Frequently Asked Questions from Intermediaries:

Q:	How will this impact my clients?

A:

Between the record date and Special Meeting date, shareholders may receive various communications from Goldman Sachs and/or its proxy solicitor, Broadridge Financial Solutions, Inc., encouraging them to vote on the Proposals.

Q:	What types of communications will my clients receive?

A:

The types of communications they will receive depends on a number of factors, including what funds they are invested in (see “The Proposals” section above), where their accounts are held, and whether they have given permission to release their name and address for purposes of receiving proxy mailings and other shareholder communications. At a minimum, shareholders will receive a mailing with instructions on how to vote for the Proposals. To the extent that a shareholder owns a significant position in one of the funds impacted by Proposal 1, 2, or 3, they may receive additional communications and/or reminders, as their vote will be more critical to obtaining the necessary vote for passage of the Proposal(s).

Frequently Asked Questions from Shareholders:

Q:	What are the Board’s recommendations?

A:	The Board recommends that all Shareholders vote “FOR” each Proposal.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the Proposals can be acted upon. We encourage all Shareholders to participate in the governance of their fund(s). Additionally, your immediate response on the proxy card or voting instruction form, on the Internet or over the phone will help save the costs of any further solicitations. Your vote is important!

Q:	How can I vote?

A:	Shareholders and variable contract owners can vote in any one of four ways:

•	By mailing the proxy card or voting instruction form after signing and dating;

•	Over the Internet by going to the website indicated on your proxy card or voting instruction form (www.proxyvote.com);

•	By telephone, with a toll free call to the number on your proxy card (1-800-690-6903) or voting instruction form (1-800-690-6903); or

•	In person at the Special Meeting.

We encourage you to vote over the Internet by going to the website provided on your proxy card or voting instruction form or by telephone by calling the toll-free number on your proxy card or voting instruction form. In each case, you will need to use the voting control number that appears on your proxy card or voting instruction form. These voting methods will save your fund money. However, whichever method you choose, please take the time to read the Joint Proxy Statement before you vote.

Q:	I plan to vote by mail. How should I sign my proxy card or voting instruction form?

A:	Please see the instructions at the end of the Notice of Special Meeting.

FOR INTERNAL USE ONLY.
NOT FOR USE AND/OR DISTRIBUTION TO THE GENERAL PUBLIC.	Goldman Sachs Asset Management	2

Important Notice	November 14, 2019

Q:	I plan to vote over the Internet. How does Internet voting work?

A:	To vote over the Internet, please log on to the website indicated on your proxy card or voting instruction form and follow the instructions provided on the voting website.

Q:	I plan to vote by telephone. How does telephone voting work?

A:	To vote by telephone, please call toll free the number on your proxy card or voting instruction form from within the United States and follow the instructions provided during your call.

Q:	Whom should I call with questions?

A:	If you have any additional questions about the Joint Proxy Statement or the upcoming Special Meeting, please contact the Trusts at 1-800-621-2550.

Q:	What is the relationship between the proxy solicitor, Broadridge Financial Solutions, Inc., and the Trusts?

A:

The Trusts have retained an outside firm that specializes in proxy solicitation to assist with the proxy solicitation process, including the mailing of the Joint Proxy Statement, the collection of the proxies, and any necessary follow up. A proxy solicitor may contact Shareholders on behalf of the Trusts, but is not permitted to use personal information about Shareholders for other purposes.

Mutual funds are sold by prospectus and summary prospectus, if available, only. Encourage your client to consider the investment objectives, risks, charges and expenses of the mutual fund carefully before investing. The summary prospectus, if available, and the prospectus contains this and other information about the fund. The summary prospectus, if available, and the prospectus must be read carefully before investing.

Confidentiality

No part of this material may, without GSAM’s prior written consent, be (i) copied, photocopied or duplicated in any form, by any means, or (ii) distributed to any person that is not an employee, officer, director, or authorized agent of the recipient.

Goldman Sachs & Co LLC. is the distributor of the Goldman Sachs Funds.

© 2019 Goldman Sachs. All Rights Reserved. Date of First Use: November 14, 2019

FOR INTERNAL USE ONLY.
NOT FOR USE AND/OR DISTRIBUTION TO THE GENERAL PUBLIC.	Goldman Sachs Asset Management	3

FINAL - Solicitation Script

Goldman Sachs Large Cap Growth Insights Fund

Meeting Date: January 23, 2020

Toll Free Number: 800-574-5796

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the Goldman Sachs Large Cap Growth Insights Fund. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’sLast Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Goldman Sachs Large Cap Growth Insights Fund to confirm you have received the proxy materials for the special meeting of shareholders scheduled for January 23, 2020. Have you received proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Goldman Sachs Large Cap Growth Insights Fund to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on January 23, 2020. Have you received proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms.                , my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with Goldman Sachs Large Cap Growth Insights Fund. Due to the lack of shareholder participation, special meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials?

Voting:

Your board has recommended a vote IN FAVOR of the proposals. Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

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And according to our records, you currently reside in <read street address, city, and state >. Is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 800-574-5796.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposals reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 800-574-5796.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposals.

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Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposals.

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Goldman Sachs Large Cap Growth Insights Fund. You should have received proxy material electronically or in the mail concerning the special meeting of shareholders to be held on January 23, 2020.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 800-574-5796 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Goldman Sachs Large Cap Growth Insights Fund. You should have received proxy material electronically or in the mail concerning the special meeting of shareholders to be held on January 23, 2020.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 800-574-5796 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 1:

Hello, this is <Fund Representative> calling you with an important message concerning your investment with Goldman Sachs Large Cap Growth Insights Fund. You should have received proxy material electronically or in the mail concerning the special meeting of shareholders to be held on January 23, 2020.

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Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 800-574-5796 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 2:

Hello, this is <Fund Representative> calling you with an important message concerning your investment with Goldman Sachs Large Cap Growth Insights Fund. You should have received proxy material electronically or in the mail concerning the special meeting of shareholders to be held on January 23, 2020. The meeting date is fast approaching and we need your help.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 800-574-5796 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 3:

Hello, this is <Fund Representative> calling you with an urgent message concerning your investment with Goldman Sachs Large Cap Growth Insights Fund. You have probably received several messages concerning this special meeting either electronically, by mail or by phone. That is because the meeting date is just a few days away on January 23, 2020 and we need your help.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 800-574-5796 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

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INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

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Dear Shareholder,

We were unable to notify you electronically of the Availability of Important Proxy Materials for your Goldman Sachs account(s). We attempted to send the notice to your e-mail address, as reflected on our records. However, this email address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions. If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

•	Confirm that your e-mail account is still active.

•	Make sure that your e-mail inbox is not full (over its capacity).

•	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

•	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

GS2019

Generic Proxy Dialog Design Scripts:

Telephone # 800-690-6903

Generic Greeting:

“Thank you for calling the Automated Proxy Voting Service”

Shareholder Hears:

“You must be calling from a touchtone telephone in order to use this system and already have read the proxy statement and made your voting decisions”

“Press 1 if you are calling from a touch tone phone and have your proxy form in front of you.”

Shareholder presses “1” and hears:

“Lets Begin” ** If shareholder does not press anything, they will hear: “Please call back when you have your proxy form. Thank you for calling. Goodbye.”

Control number :Shareholder hears:

“Please enter the control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.”

Shareholder Enters Control number

•   Valid Control Number: (See voting scripts, below)

•   Control # not 12 or 16 digits: “Sorry, your input was invalid.” Directed to control number script

•   No response from shareholder: “I have not received your response” Directed to control number script

•   Invalid: “Sorry, your control number is invalid”

•   Invalid greater than 3x: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system in 24 hours. We have not recorded a vote. Goodbye.”

•   Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press “1”, if you do not want to change your vote press “2”. (See voting scripts, below).

•   Valid control number, but Shareholder has just voted a proxy with the same proposals: “The directors and/or proposals for this control number are the same as your last proxy. If you would like to vote this control number in the same manner as the prior control number, press 1. If you would like to vote this control number differently, press 2.

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Voting:

“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually your vote will be cast as recommended by the Board of directors. Press 2 if you will not vote on each item individually.

Shareholder presses	Shareholder hears:

1	Shareholder goes to Nominee and/or Proposal Voting.

2

•   One moment while I log your ballot. A vote has been recorded for control number <controlNumber>.

•   Let me confirm, you have elected to vote as the Board recommends. If these elections are correct press 1. To vote again press 2, to hear your vote again press 3.

Nominee Vote Script: (vote for individual issues)
“If you wish to vote for all nominees’ press 1. To withhold all nominees, press 2 To withhold specific nominees, press 3.”

Shareholder presses:	Shareholder hears:

1	“Proposal Voting.” Goes to Proposal Voting Script.

2	“Proposal Voting.” Goes to Proposal Voting Script.

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“To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00”

After each election, “OK” is heard.

‘00’ goes to Proposal Vote Script.

(Continued and confirmed for each nominee(s)) See Confirm Options below.

Proposal Voting:

Shareholder hears:

“There is/are <nProposals> to vote on.

For/Against/Abstain Script:

We are ready to accept your vote for proposal <n>.“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”

**Based on the shareholder’s selection, the prompt will confirm their choice.

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Completed Proposal Voting:

“You have completed Proposal Voting” A vote has been recorded for control number <ControlNumber>. This text will be heard following the final proposal on the ballot.

Confirm Options:

“Let me confirm.”

Nominee Confirmation:

1.  You have voted for all nominees

2.  You have voted to withhold all nominees

3.  You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)

Proposal Confirmation:

“You have voted For proposal ##.”

“You have voted Against proposal ##.” “You have voted to Abstain on Proposal ##.”(Repeated as necessary)

Vote Logged	Script:

Vote is sent to mainframe

“If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”

•   If shareholder presses 1: “One moment, while I log your ballot. A vote has been recorded for control number <controlNumber>.” Shareholder then goes to Vote another Proxy Script.

•   If shareholder presses 2: they are directed to the Voting Script.

•   If shareholder presses 3: they are directed to the applicable Confirm Options.

Vote Another Proxy Script:

Shareholder wants to/does not want to vote on another control number.

“If this concludes your business press 1, if you would like to vote for another proxy election press 2.”

•   If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy cards. Keep it as a record of your vote. Thank you for calling. This concludes your transaction.” Goodbye.

•   If shareholder presses 2: Shareholder enters control number for next proxy card. See appropriate proxy voting dialog scripts, above.

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Error Messages:

Auto Proxy Unavailable Error:	“We are sorry. The automated Proxy voting system is unavailable at this time. Please try your call again later. We have not recorded the vote. Goodbye”

Meeting Date:	“Sorry, we cannot accept your voting instructions. It is the day of the meeting or the cut off date for voting has passed.

Control number no longer valid:	“Sorry, the control number you entered is no longer valid. Please contact your bank, Broker or Mutual fund to confirm your voter eligibility.”

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IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN:

Goldman Sachs Large Cap Growth Insights Fund

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY JANUARY 22, 2020

Recently, we sent you proxy material regarding a shareholder meeting scheduled for January 23, 2020. Our records indicate that we have not received your voting instructions.

We urge you to vote as soon as possible in order to allow the Funds to obtain a sufficient number of votes to hold the meeting as scheduled. Join your fellow holders and vote today!

If you have any questions or would like to vote, please call the number listed below:

1-800-574-5796

Your vote is important no matter the size of the shares you own. Please vote promptly so your vote can be received by the January 23, 2020 meeting of shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

Vote live with a Proxy Specialist – You may cast your vote live with a proxy specialist, quickly and easily, and have proxy related questions answered, by calling toll free: 1-800-574-5796.

Vote via the Internet – You may cast your vote using the Internet by logging onto the Internet address located on your proxy ballot(s) and following the instructions on the website. www.proxyvote.com

Vote by Touch-Tone Phone – You may cast your vote by telephone by calling the toll-free number found on the proxy ballot(s) that you received.

Vote by Mail – You may cast your vote by signing, dating and mailing your proxy ballot(s) in the postage prepaid return envelope that was previously provided to you.

THANK YOU FOR VOTING